Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,998,923.45
Previously Paid Amount	0.00
Total Fee Amount	828.45
Total Offset Amount	0.00
Net Fee	$ 828.45